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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 17, 2007

                          UNIVISION COMMUNICATIONS INC.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         001-12223                                        95-4398884
 (Commission File Number)                      (IRS Employer Identification No.)


                          605 THIRD AVENUE, 12TH FLOOR
                               NEW YORK, NY 10158
                    (Address of principal executive offices)

                                 (212) 455-5200
              (Registrant's telephone number, including area code)


                                    NO CHANGE
          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


     (b) Effective as of October 17, 2007, Richard J. Bressler, James P. Carlisle and Scott M. Sperling resigned as members of the Board of Directors of Univision Communications Inc.





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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 20, 2007         UNIVISION COMMUNICATIONS INC.



                                By:  /s/ C. Douglas Kranwinkle
                                    ------------------------------------
                                Name:   C. Douglas Kranwinkle
                                Title:  Executive Vice President and
                                        General Counsel